Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com Investor contact: Cheryl Scully (954) 769-7734 scullyc@autonation.com Kate Keyser (954) 769-7342 keyserk1@autonation.com

AutoNation Reports Record 2011 First Quarter Results

-	Revenue up 17% and new vehicle unit sales up 23% compared to same period in 2010

-	Revenue and gross profit for all major categories – new vehicles, used vehicles, parts and service, and finance and insurance – improved compared to first quarter of 2010

-	EPS from continuing operations was a record (1) $0.46, up 35% compared to first quarter 2010 EPS from continuing operations of $0.34

-	AutoNation’s 2011 full-year industry U.S. new vehicle sales outlook revised downward from 12.8 million to mid-12 million units due to Japanese supply constraints through year-end

FORT LAUDERDALE, Fla., (April 26, 2011) —AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported 2011 first quarter net income from continuing operations of $70 million or $0.46 per share, compared to net income from continuing operations of $59 million or $0.34 per share for the same period in the prior year, a 35% improvement on a per-share basis.

2011 first quarter revenue totaled $3.3 billion, compared to $2.8 billion in the year-ago period, an increase of 17%, driven primarily by stronger retail new and used vehicle revenue which increased 19%. AutoNation’s new vehicle unit sales increased 20% on a same store basis and 23% overall which were in line with the industry according to CNW research data.

AutoNation’s 2011 first quarter retail used vehicle revenue increased 13%. Parts and service revenue increased 6%, and finance and insurance revenue increased 16% compared to the first quarter 2010.

In the first quarter of 2011, gross profit per new vehicle retailed benefited by $82 from the recognition of certain performance-based manufacturer incentives, which were related to premium luxury vehicles previously sold. Gross profit and operating income in the first quarter of 2011 were favorably impacted by $4.6 million related to these incentives.

Mike Jackson, Chairman and Chief Executive Officer, said, “We delivered solid double-digit growth in the first quarter, which was driven by both new and used vehicle unit sales and revenue.”

Commenting on the impact of the Japan earthquake on the full-year industry outlook, Mr. Jackson said, “While the underlying recovery in consumer demand for autos remains on track in the United States, due to Japanese supply constraints throughout the remainder of 2011, we are revising our planning assumption for 2011 full-year U.S. industry new vehicle sales downward from 12.8 million units to mid-12 million units. Based on current information, we see significant reductions in vehicle shipments from Japanese manufacturers through year-end, with the resumption of normal shipment levels in early 2012.”

Mr. Jackson added, “Our diversified business model is resilient and adaptable. We are confident we can manage through the challenges presented by Japanese product constraints. We also continue to be optimistic about the long-term recovery for the U.S. auto market.”

AutoNation has three operating segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and Chrysler; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, and Nissan; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes, BMW, and Lexus. Segment results for the first quarter were as follows:

•	Domestic - Domestic segment income(2) was $43 million compared to year-ago segment income of $32 million. First quarter Domestic retail new vehicle unit sales increased 30%.

•	Import - Import segment income(2) was $58 million compared to year-ago segment income of $50 million. First quarter Import retail new vehicle unit sales increased 24%.

•	Premium Luxury - Premium Luxury segment income(2) was $55 million compared to year-ago segment income of $47 million. First quarter Premium Luxury retail new vehicle unit sales increased 6%.

The first quarter conference call may be accessed by telephone at (888)-769-8515 (password: AutoNation). The webcast will be available on AutoNation’s investor relations website at corp.autonation.com/investors under “Webcasts & Presentations.” A playback of the conference call will be available after 1:00 p.m. Eastern Time on April 26, 2011 through May 6, 2011 by calling (888)568-0087 (password: 75300).

(1)	As compared to adjusted EPS from continuing operations in prior periods.
(2)	Segment income is defined as operating income less floorplan interest expense.

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About AutoNation, Inc.

AutoNation, Inc., headquartered in Fort Lauderdale, Fla., is America’s largest automotive retailer and has been named America’s Most Admired Automotive Retailer by FORTUNE Magazine five times. A component of the Standard and Poor’s 500 Index, AutoNation owned and operated 243 new vehicle franchises in 15 states as of March 31, 2011. For additional information, please visit http://corp.AutoNation.com or www.AutoNation.com.

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our expectations for the automotive retail industry, including statements regarding the impact on our business of the earthquake and tsunami that struck Japan, as well as statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions generally; conditions in the credit markets and changes in interest rates; the success and financial viability of vehicle manufacturers and distributors with which we hold franchises; the duration and severity of production and supply chain disruptions resulting from the natural disasters in Japan, which are uncertain at this time and could have a material adverse effect on our results of operations; factors affecting our goodwill and other intangible asset impairment testing; natural disasters and other adverse weather events; restrictions imposed by vehicle manufacturers; the resolution of legal and administrative proceedings; regulatory factors affecting our business; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

NON-GAAP FINANCIAL MEASURES

This press release and the attached financial tables may contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income and earnings per share from continuing operations, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

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AUTONATION, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended March 31,
	2011	2010
Revenue:
New vehicle	$1,785.1	$1,460.5
Used vehicle	831.4	731.6
Parts and service	570.0	537.5
Finance and insurance, net	110.7	95.3
Other	13.9	11.7

Total revenue	3,311.1	2,836.6

Cost of sales:
New vehicle	1,659.8	1,357.5
Used vehicle	753.3	665.2
Parts and service	325.5	300.7
Other	6.3	4.8

Total cost of sales	2,744.9	2,328.2

Gross profit	566.2	508.4

Selling, general and administrative expenses	407.7	373.4
Depreciation and amortization	20.7	18.9
Other expenses (income), net	(2.2)	1.0

Operating income	140.0	115.1

Floorplan interest expense	(11.2)	(9.6)
Other interest expense	(16.3)	(9.0)
Interest income	0.3	0.2
Other gains (losses), net	1.7	(0.1)

Income from continuing operations before income taxes	114.5	96.6

Income tax provision	44.2	37.8

Net income from continuing operations	70.3	58.8

Loss from discontinued operations, net of income taxes	(0.9)	(3.6)

Net income	$69.4	$55.2

Diluted earnings (loss) per share:
Continuing operations	$0.46	$0.34
Discontinued operations	$(0.01)	$(0.02)

Net income	$0.46	$0.32

Weighted average common shares outstanding	151.8	171.7

Common shares outstanding, net of treasury stock, at March 31	148.6	169.9

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended March 31,
	2011	2010	$ Variance	% Variance
Revenue:
New vehicle	$1,785.1	$1,460.5	$324.6	22.2
Retail used vehicle	727.4	643.3	84.1	13.1
Wholesale	104.0	88.3	15.7	17.8

Used vehicle	831.4	731.6	99.8	13.6

Parts and service	570.0	537.5	32.5	6.0
Finance and insurance, net	110.7	95.3	15.4	16.2
Other	13.9	11.7	2.2

Total revenue	$3,311.1	$2,836.6	$474.5	16.7

Gross profit:
New vehicle	$125.3	$103.0	$22.3	21.7
Retail used vehicle	73.8	63.2	10.6	16.8
Wholesale	4.3	3.2	1.1

Used vehicle	78.1	66.4	11.7	17.6

Parts and service	244.5	236.8	7.7	3.3
Finance and insurance	110.7	95.3	15.4	16.2
Other	7.6	6.9	0.7

Total gross profit	566.2	508.4	57.8	11.4

Selling, general and administrative expenses	407.7	373.4	(34.3)	(9.2)

Depreciation and amortization	20.7	18.9	(1.8)
Other expenses (income), net	(2.2)	1.0	3.2

Operating income	140.0	115.1	24.9	21.6

Floorplan interest expense	(11.2)	(9.6)	(1.6)
Other interest expense	(16.3)	(9.0)	(7.3)
Interest income	0.3	0.2	0.1
Other gains (losses), net	1.7	(0.1)	1.8

Income from continuing operations before income taxes	$114.5	$96.6	$17.9	18.5

Retail vehicle unit sales:
New	55,710	45,344	10,366	22.9
Used	42,089	37,652	4,437	11.8

	97,799	82,996	14,803	17.8

Revenue per vehicle retailed:
New	$32,043	$32,209	$(166)	(0.5)
Used	$17,282	$17,085	$197	1.2

Gross profit per vehicle retailed:
New	$2,249	$2,272	$(23)	(1.0)
Used	$1,753	$1,679	$74	4.4
Finance and insurance	$1,132	$1,148	$(16)	(1.4)

Operating Percentages	Three Months Ended March 31,
	2011 (%)	2010 (%)
Revenue mix percentages:
New vehicle	53.9	51.5
Used vehicle	25.1	25.8
Parts and service	17.2	18.9
Finance and insurance, net	3.3	3.4
Other	0.5	0.4

	100.0	100.0

Gross profit mix percentages:
New vehicle	22.1	20.3
Used vehicle	13.8	13.1
Parts and service	43.2	46.6
Finance and insurance	19.6	18.7
Other	1.3	1.3

	100.0	100.0

Operating items as a percentage of revenue:
Gross profit:
New vehicle	7.0	7.1
Used vehicle - retail	10.1	9.8
Parts and service	42.9	44.1
Total	17.1	17.9
Selling, general and administrative expenses	12.3	13.2
Operating income	4.2	4.1
Operating items as a percentage of total gross profit:
Selling, general and administrative expenses	72.0	73.4
Operating income	24.7	22.6

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA

($ in millions, except per vehicle data)

Segment Operating Highlights	Three Months Ended March 31,
	2011	2010	$ Variance	% Variance
Revenue:
Domestic	$1,096.3	$910.6	$185.7	20.4
Import	1,297.3	1,071.6	225.7	21.1
Premium luxury	878.4	822.9	55.5	6.7
Corporate and other	39.1	31.5	7.6	24.1

Total revenue	$3,311.1	$2,836.6	$474.5	16.7

*Segment income (loss)
Domestic	$42.9	$32.0	$10.9	34.1
Import	57.5	50.2	7.3	14.5
Premium luxury	55.2	46.8	8.4	17.9
Corporate and other	(26.8)	(23.5)	(3.3)

Total segment income	128.8	105.5	23.3	22.1

Add: Floorplan interest expense	11.2	9.6	1.6

Operating income	$140.0	$115.1	$24.9	21.6

* Segment income (loss) is defined as operating income less floorplan interest expense

Retail new vehicle unit sales:
Domestic	17,736	13,611	4,125	30.3
Import	29,662	23,874	5,788	24.2
Premium luxury	8,312	7,859	453	5.8

	55,710	45,344	10,366	22.9

Brand Mix - New Vehicle Retail Units Sold	Three Months Ended March 31,
	2011 (%)	2010 (%)
Domestic:
Ford, Lincoln	17.1	16.2
Chevrolet, Buick, Cadillac, GMC	12.1	11.8
Chrysler, Jeep, Dodge	2.6	2.0

Domestic total	31.8	30.0

Import:
Honda	13.0	13.8
Toyota	19.6	18.4
Nissan	12.8	13.5
Other imports	7.8	7.0

Import total	53.2	52.7

Premium Luxury:
Mercedes-Benz	6.8	8.3
BMW	4.1	4.5
Lexus	2.1	3.0
Other premium luxury (Land Rover, Porsche)	2.0	1.5

Premium Luxury total	15.0	17.3

	100.0	100.0

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Capital Expenditures / Stock and Debt Repurchases	Three Months Ended March 31,
	2011	2010
Capital expenditures	$24.7	$14.0
Acquisitions	$64.2	$12.5
Proceeds from exercises of stock options	$31.9	$0.2
Stock repurchases:
Aggregate purchase price	$58.8	$37.2
Shares repurchased (in millions)	1.8	2.1

Floorplan Assistance and Expense	Three Months Ended March 31,
	2011	2010	Variance
Floorplan assistance earned (included in cost of sales)	$15.3	$12.4	$2.9
Floorplan interest expense (new vehicles)	(10.6)	(9.1)	(1.5)

Net new vehicle inventory carrying benefit	$4.7	$3.3	$1.4

Balance Sheet and Other Highlights	March 31, 2011	December 31, 2010	March 31, 2010
Cash and cash equivalents	$84.3	$95.1	$160.6
Inventory	$1,731.7	$1,867.0	$1,504.0
Total floorplan notes payable	$1,652.1	$1,866.4	$1,419.8
Non-vehicle debt	$1,336.9	$1,348.7	$1,110.7
Equity	$2,138.6	$2,078.9	$2,327.3

New days supply (industry standard of selling days, including fleet)	50 days	63 days	51 days
Used days supply (trailing 31 days)	42 days	42 days	39 days

Key Credit Agreement Covenant Compliance Calculations
Ratio of funded indebtedness/ Adjusted EBITDA		2.27
Covenant	less than	3.25

Ratio of funded indebtedness including floorplan/ Total capitalization including floorplan		45.0%
Covenant	less than	60.0%

AUTONATION, INC.

UNAUDITED SUPPLEMENTARY DATA, Continued

($ in millions, except per share data)

Comparable Basis Reconciliations*	Three Months Ended March 31,
	Net Income		Diluted Earnings Per Share**
	2011	2010	2011	2010
As reported	$69.4	$55.2	$0.46	$0.32
Discontinued operations, net of income taxes	0.9	3.6	$0.01	$0.02

From continuing operations, as reported	70.3	58.8	$0.46	$0.34

Adjusted	$70.3	$58.8	$0.46	$0.34

*	Please refer to the “Non-GAAP Financial Measures” section of the Press Release.

**	Earnings per share amounts are calculated discretely and therefore may not add up to the total.

AUTONATION, INC.

UNAUDITED SAME STORE DATA

($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended March 31,
	2011	2010	$ Variance	% Variance
Revenue:
New vehicle	$1,746.9	$1,460.5	$286.4	19.6
Retail used vehicle	714.3	643.3	71.0	11.0
Wholesale	98.6	88.3	10.3	11.7

Used vehicle	812.9	731.6	81.3	11.1
Parts and service	556.5	537.5	19.0	3.5
Finance and insurance, net	108.6	95.3	13.3	14.0
Other	13.6	11.7	1.9

Total revenue	$3,238.5	$2,836.6	$401.9	14.2

Gross profit:
New vehicle	$122.9	$103.0	$19.9	19.3
Retail used vehicle	72.5	63.2	9.3	14.7
Wholesale	4.2	3.2	1.0

Used vehicle	76.7	66.4	10.3	15.5
Parts and service	238.5	236.8	1.7	0.7
Finance and insurance	108.6	95.3	13.3	14.0
Other	7.4	6.9	0.5

Total gross profit	$554.1	$508.4	$45.7	9.0

Retail vehicle unit sales:
New	54,247	45,344	8,903	19.6
Used	41,267	37,652	3,615	9.6

	95,514	82,996	12,518	15.1

Revenue per vehicle retailed:
New	$32,203	$32,209	$(6)	(0.0)
Used	$17,309	$17,085	$224	1.3
Gross profit per vehicle retailed:
New	$2,266	$2,272	$(6)	(0.3)
Used	$1,757	$1,679	$78	4.6
Finance and insurance	$1,137	$1,148	$(11)	(1.0)

Operating Percentages	Three Months Ended March 31,
	2011 (%)	2010 (%)
Revenue mix percentages:
New vehicle	53.9	51.5
Used vehicle	25.1	25.8
Parts and service	17.2	18.9
Finance and insurance, net	3.4	3.4
Other	0.4	0.4

	100.0	100.0

Gross profit mix percentages:
New vehicle	22.2	20.3
Used vehicle	13.8	13.1
Parts and service	43.0	46.6
Finance and insurance	19.6	18.7
Other	1.4	1.3

	100.0	100.0

Operating items as a percentage of revenue:
Gross Profit:
New vehicle	7.0	7.1
Used vehicle - retail	10.1	9.8
Parts and service	42.9	44.1
Total	17.1	17.9